Genworth

Second Quarter Financial Supplement

June 30, 2022

Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Please see the accompanying press release and summary presentation posted to the company’s website at http://investor.genworth.com for additional information regarding its second quarter 2022 earnings results.

Investors are encouraged to listen to the company’s earnings call on second quarter 2022 results at 9:00 a.m. (ET) on August 2, 2022.

Regards,

Sarah E. Crews, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Initial gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or initial gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the second and first quarters of 2022, the company repurchased $48 million and $82 million, respectively, principal amount of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes due in February 2024 for a pre-tax loss of $1 million and $3 million, respectively. In the fourth and third quarters of 2021, the company paid a pre-tax make-whole premium of $20 million and $6 million, respectively, related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in August 2023 and September 2021, respectively. In the fourth quarter of 2021, the company also repurchased $209 million principal amount of Genworth Holdings’ senior notes with 2023 and 2024 maturity dates for a pre-tax loss of $15 million. In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings’ senior notes due in September 2021 for a pre-tax loss of $4 million. These transactions were excluded from adjusted operating income as they relate to gains (losses) on the early extinguishment of debt.

In the fourth quarter of 2021, the company recorded a pre-tax loss of $92 million as a result of ceding certain term life insurance policies as part of a life block transaction.

The company recorded a pre-tax expense of $1 million in the second quarter of 2022, and $5 million, $3 million, $5 million and $21 million in the fourth, third, second and first quarters of 2021, respectively, related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses included in the company’s Enact segment, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business included in the company’s U.S. Life Insurance segment, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$11,965	$11,797	$11,649	$11,476	$11,330
Total accumulated other comprehensive income (loss)	(145)	2,610	3,861	3,800	3,834

Total Genworth Financial, Inc.’s stockholders’ equity	$11,820	$14,407	$15,510	$15,276	$15,164

Book value per share	$23.28	$28.23	$30.57	$30.11	$29.89
Book value per share, excluding accumulated other comprehensive income (loss)	$23.56	$23.12	$22.96	$22.62	$22.33
Common shares outstanding as of the balance sheet date	507.8	510.3	507.4	507.4	507.4

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
U.S. GAAP Basis ROE	6.9%	7.6%	8.0%	9.1%	10.3%
Operating ROE(1)	6.1%	6.3%	6.8%	7.1%	6.2%

	Three months ended
Quarterly Average ROE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
U.S. GAAP Basis ROE	6.1%	5.1%	5.6%	11.0%	8.6%
Operating ROE(1)	5.9%	4.5%	5.7%	8.4%	6.9%

Basic and Diluted Shares	Three months ended June 30, 2022	Six months ended June 30, 2022
Weighted-average common shares used in basic earnings per share calculations	509.0	508.6
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based awards	5.2	7.2

Weighted-average common shares used in diluted earnings per share calculations	514.2	515.8

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$927	$931	$1,858	$576	$944	$947	$968	$3,435
Net investment income	787	764	1,551	866	859	844	801	3,370
Net investment gains (losses)	8	28	36	132	88	70	33	323
Policy fees and other income	159	169	328	162	179	180	183	704

Total revenues	1,881	1,892	3,773	1,736	2,070	2,041	1,985	7,832

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	764	1,139	1,903	861	1,143	1,161	1,218	4,383
Interest credited	125	125	250	127	123	127	131	508
Acquisition and operating expenses, net of deferrals	589	271	860	354	290	304	275	1,223
Amortization of deferred acquisition costs and intangibles	84	92	176	108	106	86	77	377
Interest expense	26	26	52	31	35	43	51	160

Total benefits and expenses	1,588	1,653	3,241	1,481	1,697	1,721	1,752	6,651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	293	239	532	255	373	320	233	1,181
Provision for income taxes	73	58	131	62	67	75	59	263

INCOME FROM CONTINUING OPERATIONS	220	181	401	193	306	245	174	918
Income (loss) from discontinued operations, net of taxes(1)	(1)	(2)	(3)	(1)	12	(5)	21	27

NET INCOME	219	179	398	192	318	240	195	945
Less: net income from continuing operations attributable to noncontrolling interests	38	30	68	29	4	—	—	33
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	8	8

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$181	$149	$330	$163	$314	$240	$187	$904

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$182	$151	$333	$164	$302	$245	$174	$885
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(1)	(2)	(3)	(1)	12	(5)	13	19

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$181	$149	$330	$163	$314	$240	$187	$904

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.36	$0.30	$0.65	$0.32	$0.59	$0.48	$0.35	$1.75
Diluted	$0.36	$0.29	$0.65	$0.32	$0.59	$0.47	$0.34	$1.72
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.36	$0.29	$0.65	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.35	$0.29	$0.64	$0.32	$0.61	$0.47	$0.37	$1.76
Weighted-average common shares outstanding
Basic	509.0	508.3	508.6	507.4	507.4	507.0	506.0	506.9
Diluted	514.2	517.4	515.8	515.6	514.2	515.0	513.8	514.7

(1)

Income (loss) from discontinued operations relates the company’s former lifestyle protection insurance business that was sold on December 1, 2015 and its former Australia mortgage insurance business that was sold on March 3, 2021. The company recorded after-tax income (loss) of $(1) million in the first quarter of 2022 and $(1) million and $11 million in the fourth and first quarters of 2021, respectively, associated with refinements to its tax matters agreement liability. During the second and first quarters of 2022 and the third, second and first quarters of 2021, the company recorded after-tax income (loss) of $(1) million, $(1) million, $9 million, $(4) million and $(1) million, respectively, related to a secured promissory note with AXA S.A. (AXA) resulting from a settlement agreement regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business. During the first quarter of 2021, based on an updated estimate, the company adjusted a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in an after-tax loss of $4 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$181	$149	$330	$163	$314	$240	$187	$904
Add: net income from continuing operations attributable to noncontrolling interests	38	30	68	29	4	—	—	33
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	8	8

NET INCOME	219	179	398	192	318	240	195	945
Less: income (loss) from discontinued operations, net of taxes	(1)	(2)	(3)	(1)	12	(5)	21	27

INCOME FROM CONTINUING OPERATIONS	220	181	401	193	306	245	174	918
Less: net income from continuing operations attributable to noncontrolling interests	38	30	68	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	182	151	333	164	302	245	174	885

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(10)	(28)	(38)	(133)	(88)	(70)	(33)	(324)
(Gains) losses on early extinguishment of debt	1	3	4	35	6	—	4	45
Initial loss from life block transaction	—	—	—	92	—	—	—	92
Expenses related to restructuring	1	—	1	5	3	5	21	34
Taxes on adjustments	2	5	7	1	16	14	2	33

ADJUSTED OPERATING INCOME	$176	$131	$307	$164	$239	$194	$168	$765

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$167	$135	$302	$125	$134	$135	$126	$520
U.S. Life Insurance segment:
Long-Term Care Insurance	34	59	93	119	133	98	95	445
Life Insurance	(34)	(79)	(113)	(98)	(68)	(40)	(63)	(269)
Fixed Annuities	21	16	37	20	28	13	30	91

Total U.S. Life Insurance segment	21	(4)	17	41	93	71	62	267

Runoff segment	2	9	11	16	11	15	12	54
Corporate and Other	(14)	(9)	(23)	(18)	1	(27)	(32)	(76)

ADJUSTED OPERATING INCOME	$176	$131	$307	$164	$239	$194	$168	$765

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.36	$0.29	$0.65	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.35	$0.29	$0.64	$0.32	$0.61	$0.47	$0.37	$1.76
Adjusted operating income per share
Basic	$0.35	$0.26	$0.60	$0.32	$0.47	$0.38	$0.33	$1.51
Diluted	$0.34	$0.25	$0.60	$0.32	$0.46	$0.38	$0.33	$1.48
Weighted-average common shares outstanding
Basic	509.0	508.3	508.6	507.4	507.4	507.0	506.0	506.9
Diluted	514.2	517.4	515.8	515.6	514.2	515.0	513.8	514.7

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$49,286	$55,027	$60,480	$61,274	$61,649
Equity securities, at fair value	243	230	198	156	147
Commercial mortgage loans(2)	7,088	6,938	6,856	6,916	6,912
Less: Allowance for credit losses	(23)	(25)	(26)	(30)	(33)

Commercial mortgage loans, net	7,065	6,913	6,830	6,886	6,879
Policy loans	2,178	2,028	2,050	2,067	2,083
Limited partnerships	2,123	2,007	1,900	1,617	1,354
Other invested assets	573	671	820	718	906

Total investments	61,468	66,876	72,278	72,718	73,018
Cash, cash equivalents and restricted cash	1,724	1,291	1,571	1,937	2,214
Accrued investment income	553	696	647	626	573
Deferred acquisition costs	2,314	1,310	1,146	1,193	1,212
Intangible assets	236	159	143	147	151
Reinsurance recoverable	16,691	16,821	16,868	16,722	16,716
Less: Allowance for credit losses	(60)	(57)	(55)	(51)	(50)

Reinsurance recoverable, net	16,631	16,764	16,813	16,671	16,666
Other assets	412	440	388	396	403
Deferred tax asset	1,047	421	119	209	211
Separate account assets	4,683	5,530	6,066	5,978	6,202

Total assets	$89,068	$93,487	$99,171	$99,875	$100,650

(1)

Amortized cost of $51,248 million, $52,280 million, $52,611 million, $53,181 million and $53,111 million as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and allowance for credit losses of $— as June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$38,133	$38,897	$41,528	$41,794	$42,165
Policyholder account balances	17,907	18,197	19,354	19,607	19,944
Liability for policy and contract claims	11,915	11,833	11,841	11,743	11,546
Unearned premiums	614	639	672	685	695
Other liabilities	1,468	1,416	1,511	1,568	1,664
Long-term borrowings	1,773	1,819	1,899	2,412	2,924
Separate account liabilities	4,683	5,530	6,066	5,978	6,202
Liabilities related to discontinued operations(1)	4	4	34	36	346

Total liabilities	76,497	78,335	82,905	83,823	85,486

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,859	11,857	11,858	11,850	12,018
Accumulated other comprehensive income (loss)(2)	(145)	2,610	3,861	3,800	3,834
Retained earnings	2,820	2,639	2,490	2,325	2,011
Treasury stock, at cost	(2,715)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	11,820	14,407	15,510	15,276	15,164
Noncontrolling interests	751	745	756	776	—

Total equity	12,571	15,152	16,266	16,052	15,164

Total liabilities and equity	$89,068	$93,487	$99,171	$99,875	$100,650

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business and includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business.

(2)	Accumulated other comprehensive income (loss) decreased as of June 30, 2022 primarily from an increase in interest rates in the second quarter of 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2022
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,539	$54,314	$2,751	$1,141	$63,745
Deferred acquisition costs and intangible assets	35	2,374	133	8	2,550
Reinsurance recoverable, net	—	15,984	647	—	16,631
Deferred tax and other assets	189	616	50	604	1,459
Separate account assets	—	—	4,683	—	4,683

Total assets	$5,763	$73,288	$8,264	$1,753	$89,068

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,132	$1	$—	$38,133
Policyholder account balances	—	14,825	3,082	—	17,907
Liability for policy and contract claims	559	11,335	14	7	11,915
Unearned premiums	225	386	3	—	614
Other liabilities	144	847	42	435	1,468
Borrowings	742	—	—	1,031	1,773
Separate account liabilities	—	—	4,683	—	4,683
Liabilities related to discontinued operations	—	—	—	4	4

Total liabilities	1,670	65,525	7,825	1,477	76,497

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,582	7,329	446	608	11,965
Allocated accumulated other comprehensive income (loss)	(240)	434	(7)	(332)	(145)

Total Genworth Financial, Inc.’s stockholders’ equity	3,342	7,763	439	276	11,820
Noncontrolling interests	751	—	—	—	751

Total equity	4,093	7,763	439	276	12,571

Total liabilities and equity	$5,763	$73,288	$8,264	$1,753	$89,068

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2022
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,579	$59,149	$2,595	$1,540	$68,863
Deferred acquisition costs and intangible assets	36	1,298	127	8	1,469
Reinsurance recoverable, net	—	16,118	646	—	16,764
Deferred tax and other assets	175	(83)	62	707	861
Separate account assets	—	—	5,530	—	5,530

Total assets	$5,790	$76,482	$8,960	$2,255	$93,487

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,895	$2	$—	$38,897
Policyholder account balances	—	15,190	3,007	—	18,197
Liability for policy and contract claims	625	11,186	14	8	11,833
Unearned premiums	236	400	3	—	639
Other liabilities	123	705	43	545	1,416
Borrowings	741	—	—	1,078	1,819
Separate account liabilities	—	—	5,530	—	5,530
Liabilities related to discontinued operations	—	—	—	4	4

Total liabilities	1,725	66,376	8,599	1,635	78,335

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,436	7,238	361	762	11,797
Allocated accumulated other comprehensive income (loss)	(116)	2,868	—	(142)	2,610

Total Genworth Financial, Inc.’s stockholders’ equity	3,320	10,106	361	620	14,407
Noncontrolling interests	745	—	—	—	745

Total equity	4,065	10,106	361	620	15,152

Total liabilities and equity	$5,790	$76,482	$8,960	$2,255	$93,487

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Enact	U.S. Life Insurance	Runoff	Total
Unamortized balance as of March 31, 2022	$27	$2,212	$126	$2,365
Costs deferred	2	(3)	—	(1)
Amortization, net of interest accretion	(2)	(66)	(9)	(77)

Unamortized balance as of June 30, 2022	27	2,143	117	2,287
Effect of accumulated net unrealized investment (gains) losses	—	12	15	27

Balance as of June 30, 2022	$27	$2,155	$132	$2,314

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$238	$234	$472	$237	$243	$243	$252	$975
Net investment income	36	35	71	35	36	35	35	141
Net investment gains (losses)	(1)	—	(1)	—	1	(2)	(1)	(2)
Policy fees and other income	—	1	1	1	1	—	2	4

Total revenues	273	270	543	273	281	276	288	1,118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(62)	(10)	(72)	6	34	30	55	125
Acquisition and operating expenses, net of deferrals	58	54	112	55	55	63	57	230
Amortization of deferred acquisition costs and intangibles	3	3	6	4	3	4	4	15
Interest expense	13	13	26	13	13	12	13	51

Total benefits and expenses	12	60	72	78	105	109	129	421

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	261	210	471	195	176	167	159	697
Provision for income taxes	57	45	102	41	38	35	34	148

INCOME FROM CONTINUING OPERATIONS	204	165	369	154	138	132	125	549
Less: net income from continuing operations attributable to noncontrolling interests	38	30	68	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	166	135	301	125	134	132	125	516
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	1	—	1	—	(1)	2	1	2
Expenses related to restructuring	—	—	—	—	1	2	—	3
Taxes on adjustments	—	—	—	—	—	(1)	—	(1)

ADJUSTED OPERATING INCOME	$167	$135	$302	$125	$134	$135	$126	$520

SALES:
Primary New Insurance Written (NIW)	$17,448	$18,823	$36,271	$21,441	$23,972	$26,657	$24,934	$97,004

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2022				2021
	2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$16,169	93%	$17,071	91%	$19,395	91%	$21,475	90%	$24,887	93%	$23,358	94%
Single	1,218	7	1,690	9	1,991	9	2,431	10	1,686	7	1,446	6
Other(1)	61	—	62	—	55	—	66	—	84	—	130	—

Total Primary	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Origination
Purchase	$16,802	96%	$17,326	92%	$19,284	90%	$20,988	88%	$21,143	79%	$15,500	62%
Refinance	646	4	1,497	8	2,157	10	2,984	12	5,514	21	9,434	38

Total Primary	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

FICO Scores
Over 760	$7,981	45%	$8,359	45%	$9,401	44%	$10,708	45%	$11,762	44%	$10,520	42%
740 - 759	2,916	17	3,085	16	3,406	16	3,830	16	3,995	15	3,836	15
720 - 739	2,530	15	2,515	13	2,844	13	3,177	13	3,467	13	3,423	14
700 - 719	1,917	11	1,952	10	2,257	11	2,702	11	3,131	12	2,979	12
680 - 699	1,099	6	1,316	7	1,589	7	1,875	8	2,513	9	2,480	10
660 - 679(2)	598	3	931	5	1,106	5	1,010	4	1,068	4	983	4
640 - 659	297	2	486	3	611	3	504	2	547	2	511	2
620 - 639	106	1	173	1	223	1	166	1	174	1	202	1
<620	4	—	6	—	4	—	—	—	—	—	—	—

Total Primary	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Loan-To-Value Ratio
95.01% and above	$2,177	12%	$3,146	17%	$3,660	17%	$3,396	14%	$2,767	11%	$2,241	9%
90.01% to 95.00%	7,458	43	6,682	35	7,548	35	8,838	37	10,758	40	9,453	38
85.01% to 90.00%	5,207	30	5,620	30	6,253	29	7,454	31	8,618	32	8,392	34
85.00% and below	2,606	15	3,375	18	3,980	19	4,284	18	4,514	17	4,848	19

Total Primary	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Debt-To-Income Ratio
45.01% and above	$4,067	23%	$4,452	24%	$4,977	23%	$4,167	17%	$3,269	12%	$2,566	10%
38.01% to 45.00%	6,436	37	6,361	34	7,047	33	7,949	33	9,204	35	8,746	35
38.00% and below	6,945	40	8,010	42	9,417	44	11,856	50	14,184	53	13,622	55

Total Primary	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Other Metrics—Enact Segment

(dollar amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$237,563	$231,853		$226,514	$222,464	$217,477	$210,187

Risk In-Force
Primary(2)	$59,911	$58,295		$56,881	$55,866	$54,643	$52,866
Pool	89	97		105	117	123	134

Total Risk In-Force	$60,000	$58,392		$56,986	$55,983	$54,766	$53,000

Expense Ratio(3)	26%	24%	25%	25%	24%	27%	24%	25%

Primary Persistency	80%	76%	78%	69%	65%	63%	56%	62%

Combined Risk To Capital Ratio(4)	12.6:1	12.0:1		12.2:1	11.8:1	11.8:1	11.7:1

EMICO Risk To Capital Ratio(4),(5)	12.6:1	12.1:1		12.3:1	11.9:1	12.0:1	11.9:1

PMIERs Available Assets(6)	$5,147	$5,222		$5,077	$5,126	$4,926	$4,769

PMIERs Required Assets(6)	$3,100	$2,961		$3,074	$2,839	$2,985	$3,005

Available Assets Above PMIERs Requirements(6)	$2,047	$2,261		$2,003	$2,287	$1,941	$1,764

PMIERs Sufficiency Ratio(6)	166%	176%		165%	181%	165%	159%

Average Primary Loan Size (in thousands)	$251	$246		$242	$237	$233	$228

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company’s U.S. mortgage insurance subsidiaries which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Loss Metrics—Enact Segment

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$50.1	$51.6		$27.2	$26.7	$63.1	$54.7
Average Reserve Per Primary Delinquency (in thousands)(2)	$27.0	$26.2		$24.4	$21.2	$17.5	$13.7

Reserves:
Primary direct case	$526	$591		$606	$613	$589	$564
All other(3)	33	34		35	35	35	39

Total Reserves	$559	$625		$641	$648	$624	$603

Beginning Reserves	$625	$641	$641	$648	$624	$603	$555	$555
Paid claims	(4)	(6)	(10)	(13)	(10)	(9)	(7)	(39)
Increase (decrease) in reserves	(62)	(10)	(72)	6	34	30	55	125

Ending Reserves	$559	$625	$559	$641	$648	$624	$603	$641

Loss Ratio(4)	(26)%	(4)%	(15)%	3%	14%	12%	22%	13%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the fourth and third quarters of 2021 includes payments in relation to agreements on non-performing loans.
(2)	Primary direct case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	946,891	941,689		937,350	936,934	933,616	922,186
Primary delinquent loans	19,513	22,571		24,820	28,904	33,568	41,332
Primary delinquency rate	2.06%	2.40%		2.65%	3.08%	3.60%	4.48%

Beginning Number of Primary Delinquencies	22,571	24,820	24,820	28,904	33,568	41,332	44,904	44,904
New delinquencies	7,847	8,724	16,571	8,282	7,427	6,862	10,053	32,624
Delinquency cures	(10,806)	(10,860)	(21,666)	(11,929)	(11,746)	(14,473)	(13,478)	(51,626)
Paid claims	(90)	(107)	(197)	(430)	(343)	(143)	(134)	(1,050)
Rescissions and claim denials	(9)	(6)	(15)	(7)	(2)	(10)	(13)	(32)

Ending Number of Primary Delinquencies	19,513	22,571	19,513	24,820	28,904	33,568	41,332	24,820

Composition of Cures
Reported delinquent and cured-intraquarter	1,306	1,581		1,274	1,143	1,149	1,549
Number of missed payments delinquent prior to cure:
3 payments or less	4,037	3,902		3,563	3,080	4,179	4,812
4 - 11 payments	2,484	2,315		2,691	3,492	6,055	6,849
12 payments or more	2,979	3,062		4,401	4,031	3,090	268

Total	10,806	10,860		11,929	11,746	14,473	13,478

Primary Delinquencies by Missed Payment Status
3 payments or less	6,442	6,837		6,586	6,192	6,030	8,296
4 - 11 payments	6,372	6,875		7,360	9,021	12,378	21,011
12 payments or more	6,699	8,859		10,874	13,691	15,160	12,025

Primary Delinquencies	19,513	22,571		24,820	28,904	33,568	41,332

	June 30, 2022
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$35	$341	10%
4 - 11 payments in default	122	368	33%
12 payments or more in default	369	382	97%

Total	$526	$1,091	48%

	December 31, 2021
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$35	$340	10%
4 - 11 payments in default	111	426	26%
12 payments or more in default	460	643	72%

Total	$606	$1,409	43%

(1)	Primary direct case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	June 30, 2022
Policy Year	% of Direct Primary Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	26%	$7,246	3%	$1,867	3%	9.81%
2009-2014	5	2,577	1	687	1	5.06%
2015	4	3,526	1	943	2	3.58%
2016	7	7,377	3	1,964	3	3.16%
2017	9	7,328	3	1,922	3	3.84%
2018	11	7,613	3	1,922	3	4.70%
2019	15	18,141	8	4,575	8	2.81%
2020	17	62,154	26	15,763	26	1.33%
2021	6	86,175	37	21,384	36	0.72%
2022	—	35,426	15	8,884	15	0.14%

Total	100%	$237,563	100%	$59,911	100%	2.06%

	June 30, 2022		March 31, 2022		June 30, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$10,647	18%	$10,379	18%	$9,228	17%
90.01% to 95.00%	28,838	48	27,987	48	27,308	50
85.01% to 90.00%	16,517	27	16,082	27	14,776	27
85.00% and below	3,909	7	3,847	7	3,331	6

Total	$59,911	100%	$58,295	100%	$54,643	100%

	June 30, 2022		March 31, 2022		June 30, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$24,252	40%	$23,326	40%	$20,908	38%
740 - 759	9,559	16	9,267	16	8,628	16
720 - 739	8,484	14	8,224	14	7,879	14
700 - 719	7,129	12	6,974	12	6,848	13
680 - 699	5,329	9	5,334	9	5,385	10
660 - 679(2)	2,728	5	2,715	5	2,531	5
640 - 659	1,547	3	1,550	3	1,494	3
620 - 639	687	1	699	1	720	1
<620	196	—	206	—	250	—

Total	$59,911	100%	$58,295	100%	$54,643	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$688	$695	$1,383	$338	$699	$703	$714	$2,454
Net investment income	700	676	1,376	777	773	763	716	3,029
Net investment gains (losses)	4	56	60	134	87	66	42	329
Policy fees and other income	129	137	266	128	144	145	148	565

Total revenues	1,521	1,564	3,085	1,377	1,703	1,677	1,620	6,377

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	816	1,141	1,957	849	1,097	1,129	1,155	4,230
Interest credited	80	82	162	84	85	87	90	346
Acquisition and operating expenses, net of deferrals	513	199	712	243	211	219	192	865
Amortization of deferred acquisition costs and intangibles	72	83	155	99	96	77	68	340

Total benefits and expenses	1,481	1,505	2,986	1,275	1,489	1,512	1,505	5,781

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	40	59	99	102	214	165	115	596
Provision for income taxes	15	20	35	28	53	42	32	155

INCOME FROM CONTINUING OPERATIONS	25	39	64	74	161	123	83	441

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(5)	(55)	(60)	(135)	(87)	(67)	(41)	(330)
Initial loss from life block transaction	—	—	—	92	—	—	—	92
Expenses related to restructuring	1	—	1	—	1	2	14	17
Taxes on adjustments	—	12	12	10	18	13	6	47

ADJUSTED OPERATING INCOME (LOSS)	$21	$(4)	$17	$41	$93	$71	$62	$267

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(4)	$(56)	$(60)	$(134)	$(87)	$(66)	$(42)	$(329)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	1	—	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$(5)	$(55)	$(60)	$(135)	$(87)	$(67)	$(41)	$(330)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$628	$621	$1,249	$644	$652	$648	$646	$2,590
Net investment income	486	447	933	532	521	509	465	2,027
Net investment gains (losses)	5	41	46	83	80	67	27	257
Policy fees and other income	—	—	—	(6)	3	2	2	1

Total revenues	1,119	1,109	2,228	1,253	1,256	1,226	1,140	4,875

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	935	812	1,747	817	802	822	829	3,270
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	104	143	247	163	165	176	141	645
Amortization of deferred acquisition costs and intangibles	23	29	52	30	31	27	24	112

Total benefits and expenses	1,062	984	2,046	1,010	998	1,025	994	4,027

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	57	125	182	243	258	201	146	848
Provision for income taxes	19	34	53	59	63	50	38	210

INCOME FROM CONTINUING OPERATIONS	38	91	129	184	195	151	108	638

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	(41)	(46)	(83)	(80)	(67)	(27)	(257)
Expenses related to restructuring	1	—	1	—	1	1	10	12
Taxes on adjustments	—	9	9	18	17	13	4	52

ADJUSTED OPERATING INCOME	$34	$59	$93	$119	$133	$98	$95	$445

RATIOS:
Loss Ratio(1)	81%	64%	72%	62%	58%	62%	62%	61%
Gross Benefits Ratio(2)	149%	131%	140%	127%	123%	127%	128%	126%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$60	$74	$134	$(306)	$47	$55	$68	$(136)
Net investment income	121	121	242	124	128	126	125	503
Net investment gains (losses)	2	9	11	50	6	6	12	74
Policy fees and other income	127	135	262	131	139	142	143	555

Total revenues	310	339	649	(1)	320	329	348	996

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	213	282	495	(14)	252	245	282	765
Interest credited	52	52	104	53	53	53	56	215
Acquisition and operating expenses, net of deferrals	37	47	84	66	36	34	40	176
Amortization of deferred acquisition costs and intangibles	49	50	99	62	59	43	41	205

Total benefits and expenses	351	431	782	167	400	375	419	1,361

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(41)	(92)	(133)	(168)	(80)	(46)	(71)	(365)
Benefit for income taxes	(9)	(20)	(29)	(37)	(17)	(10)	(15)	(79)

LOSS FROM CONTINUING OPERATIONS	(32)	(72)	(104)	(131)	(63)	(36)	(56)	(286)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(2)	(9)	(11)	(50)	(6)	(6)	(12)	(74)
Initial loss from life block transaction	—	—	—	92	—	—	—	92
Expenses related to restructuring	—	—	—	—	—	1	3	4
Taxes on adjustments	—	2	2	(9)	1	1	2	(5)

ADJUSTED OPERATING LOSS	$(34)	$(79)	$(113)	$(98)	$(68)	$(40)	$(63)	$(269)

(1)

In the fourth quarter of 2021, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $360 million and reduced benefits and other changes in policy reserves by $268 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	93	108	201	121	124	128	126	499
Net investment gains (losses)	(3)	6	3	1	1	(7)	3	(2)
Policy fees and other income	2	2	4	3	2	1	3	9

Total revenues	92	116	208	125	127	122	132	506

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	(332)	47	(285)	46	43	62	44	195
Interest credited	28	30	58	31	32	34	34	131
Acquisition and operating expenses, net of deferrals(1)	372	9	381	14	10	9	11	44
Amortization of deferred acquisition costs and intangibles	—	4	4	7	6	7	3	23

Total benefits and expenses	68	90	158	98	91	112	92	393

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	24	26	50	27	36	10	40	113
Provision for income taxes	5	6	11	6	7	2	9	24

INCOME FROM CONTINUING OPERATIONS	19	20	39	21	29	8	31	89

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(2)	2	(5)	(3)	(2)	(1)	6	(2)	1
Expenses related to restructuring	—	—	—	—	—	—	1	1
Taxes on adjustments	—	1	1	1	—	(1)	—	—

ADJUSTED OPERATING INCOME	$21	$16	$37	$20	$28	$13	$30	$91

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $374 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$3	$(6)	$(3)	$(1)	$(1)	$7	$(3)	$2
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	1	—	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$2	$(5)	$(3)	$(2)	$(1)	$6	$(2)	$1

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$51	$50	$101	$53	$49	$43	$49	$194
Net investment gains (losses)	(10)	(15)	(25)	—	(1)	10	(6)	3
Policy fees and other income	29	31	60	33	33	35	33	134

Total revenues	70	66	136	86	81	88	76	331

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	8	19	5	12	2	8	27
Interest credited	45	43	88	43	38	40	41	162
Acquisition and operating expenses, net of deferrals	12	12	24	14	12	14	13	53
Amortization of deferred acquisition costs and intangibles	9	6	15	4	7	4	5	20

Total benefits and expenses	77	69	146	66	69	60	67	262

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7)	(3)	(10)	20	12	28	9	69
Provision (benefit) for income taxes	(2)	(1)	(3)	4	2	6	1	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5)	(2)	(7)	16	10	22	8	56

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	9	14	23	—	1	(9)	5	(3)
Taxes on adjustments	(2)	(3)	(5)	—	—	2	(1)	1

ADJUSTED OPERATING INCOME	$2	$9	$11	$16	$11	$15	$12	$54

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$10	$15	$25	$—	$1	$(10)	$6	$(3)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(1)	(2)	—	—	1	(1)	—

Net investment (gains) losses, net	$9	$14	$23	$—	$1	$(9)	$5	$(3)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$3	$1	$2	$1	$2	$6
Net investment income	—	3	3	1	1	3	1	6
Net investment gains (losses)	15	(13)	2	(2)	1	(4)	(2)	(7)
Policy fees and other income	1	—	1	—	1	—	—	1

Total revenues	17	(8)	9	—	5	—	1	6

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(1)	—	(1)	1	—	—	—	1
Acquisition and operating expenses, net of deferrals	6	6	12	42	12	8	13	75
Amortization of deferred acquisition costs and intangibles	—	—	—	1	—	1	—	2
Interest expense	13	13	26	18	22	31	38	109

Total benefits and expenses	18	19	37	62	34	40	51	187

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	(27)	(28)	(62)	(29)	(40)	(50)	(181)
Provision (benefit) for income taxes	3	(6)	(3)	(11)	(26)	(8)	(8)	(53)

LOSS FROM CONTINUING OPERATIONS	(4)	(21)	(25)	(51)	(3)	(32)	(42)	(128)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(15)	13	(2)	2	(1)	4	2	7
(Gains) losses on early extinguishment of debt	1	3	4	35	6	—	4	45
Expenses related to restructuring	—	—	—	5	1	1	7	14
Taxes on adjustments	4	(4)	—	(9)	(2)	—	(3)	(14)

ADJUSTED OPERATING INCOME (LOSS)	$(14)	$(9)	$(23)	$(18)	$1	$(27)	$(32)	$(76)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Investments Summary

(amounts in millions)

		June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$27,342	43%	$30,897	45%	$34,181	46%	$34,382	46%	$34,610	47%
	Private fixed maturity securities	11,727	19	12,873	19	13,872	19	13,742	18	13,722	18
	Residential mortgage-backed securities(1)	1,213	2	1,320	2	1,440	2	1,572	2	1,683	2
	Commercial mortgage-backed securities	2,126	3	2,349	3	2,570	3	2,656	4	2,714	4
	Other asset-backed securities	2,009	3	2,016	3	2,127	3	2,374	3	2,500	3
	State and political subdivisions	2,849	5	3,134	5	3,450	5	3,418	5	3,371	4
	Non-investment grade fixed maturity securities	2,020	3	2,438	4	2,840	4	3,130	4	3,049	4
	Equity securities:
	Common stocks and mutual funds	172	—	151	—	115	—	72	—	63	—
	Preferred stocks	71	—	79	—	83	—	84	—	84	—
	Commercial mortgage loans, net	7,065	12	6,913	10	6,830	9	6,886	9	6,879	9
	Policy loans	2,178	3	2,028	3	2,050	3	2,067	3	2,083	3
	Limited partnerships	2,123	3	2,007	3	1,900	3	1,617	2	1,354	2
	Cash, cash equivalents, restricted cash and short-term investments	1,774	3	1,367	2	1,597	2	2,006	3	2,335	3
	Securities lending		—	—	—	—	—	—	—	105	—
Other invested assets:	Derivatives:
	Interest rate swaps	30	—	162	—	364	—	298	—	280	—
	Foreign currency swaps	17	—	5	—	6	—	5	—	2	—
	Equity index options	30	—	30	—	42	—	33	—	47	—
	Other foreign currency contracts	—	—	—	—	2	—	2	—	24	—
	Other	446	1	398	1	380	1	311	1	327	1

	Total invested assets and cash	$63,192	100%	$68,167	100%	$73,849	100%	$74,655	100%	$75,232	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$6,713	20%	$7,484	20%	$8,316	20%	$8,393	19%	$8,505	20%
	AA	3,245	10	3,538	9	3,872	9	3,907	9	3,872	9
	A	8,886	26	9,880	26	11,039	26	11,134	26	11,158	26
	BBB	14,155	42	16,177	42	17,789	42	17,980	42	18,208	41
	BB	846	2	1,079	3	1,443	3	1,658	4	1,637	4
	B	33	—	61	—	42	—	53	—	45	—
	CCC and lower	—	—	—	—	—	—	—	—	6	—

	Total public fixed maturity securities	$33,878	100%	$38,219	100%	$42,501	100%	$43,125	100%	$43,431	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$806	5%	$775	5%	$821	5%	$856	5%	$862	5%
	AA	1,421	9	1,554	9	1,718	9	1,831	10	1,850	10
	A	4,308	28	4,773	28	5,224	29	5,240	29	5,183	28
	BBB	7,732	50	8,408	50	8,861	49	8,803	48	8,962	49
	BB	1,015	7	1,159	7	1,186	7	1,252	7	1,190	7
	B	120	1	131	1	161	1	158	1	162	1
	CCC and lower	6	—	8	—	8	—	9	—	9	—

	Total private fixed maturity securities	$15,408	100%	$16,808	100%	$17,979	100%	$18,149	100%	$18,218	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,627	7%	$4,097	8%	$4,552	8%	$4,500	7%	$4,484	7%
State and political subdivisions	2,849	6	3,134	6	3,450	6	3,418	6	3,371	6
Foreign government	682	1	784	1	835	1	835	1	802	1
U.S. corporate	28,243	58	31,823	58	34,924	58	35,132	57	35,289	57
Foreign corporate	8,482	17	9,453	17	10,535	17	10,740	18	10,744	18
Residential mortgage-backed securities	1,213	2	1,320	2	1,440	2	1,572	3	1,691	3
Commercial mortgage-backed securities	2,137	5	2,361	4	2,584	4	2,670	4	2,734	4
Other asset-backed securities	2,053	4	2,055	4	2,160	4	2,407	4	2,534	4

Total fixed maturity securities	$49,286	100%	$55,027	100%	$60,480	100%	$61,274	100%	$61,649	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$9,313	25%	$10,235	25%	$11,204	25%	$11,231	25%	$11,155	24%
Utilities	4,857	14	5,450	14	5,963	13	5,953	13	5,948	13
Energy	3,043	8	3,372	8	3,622	8	3,645	8	3,592	8
Consumer - non-cyclical	5,221	15	5,967	15	6,635	15	6,703	15	6,726	15
Consumer - cyclical	1,576	4	1,758	4	1,877	4	1,891	4	1,979	4
Capital goods	2,677	7	2,972	7	3,291	7	3,349	7	3,371	7
Industrial	1,877	5	2,092	5	2,278	5	2,251	5	2,344	5
Technology and communications	3,681	10	4,224	10	4,612	10	4,547	10	4,518	10
Transportation	1,465	4	1,642	4	1,832	4	1,836	4	1,924	4
Other	1,147	3	1,298	3	1,473	3	1,510	3	1,596	4

Subtotal	34,857	95	39,010	95	42,787	94	42,916	94	43,153	94

Non-Investment Grade:
Finance and insurance	168	1	185	—	219	—	226	—	234	1
Utilities	56	—	62	—	69	—	95	—	88	—
Energy	431	1	568	1	695	2	782	2	759	1
Consumer - non-cyclical	141	—	192	1	267	1	270	1	243	1
Consumer - cyclical	290	1	321	1	363	1	369	1	368	1
Capital goods	146	—	159	—	159	—	163	—	141	—
Industrial	171	1	209	1	263	1	366	1	368	1
Technology and communications	286	1	372	1	446	1	490	1	520	1
Transportation	29	—	29	—	28	—	26	—	26	—
Other	150	—	169	—	163	—	169	—	133	—

Subtotal	1,868	5	2,266	5	2,672	6	2,956	6	2,880	6

Total	$36,725	100%	$41,276	100%	$45,459	100%	$45,872	100%	$46,033	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,314	3%	$1,420	3%	$1,499	2%	$1,449	2%	$1,291	2%
Due after one year through five years	7,958	16	8,501	15	8,807	15	9,039	15	9,030	15
Due after five years through ten years	12,765	26	13,943	25	15,053	25	14,956	24	15,158	25
Due after ten years	21,846	44	25,427	47	28,937	48	29,181	48	29,211	47

Subtotal	43,883	89	49,291	90	54,296	90	54,625	89	54,690	89
Mortgage and asset-backed securities	5,403	11	5,736	10	6,184	10	6,649	11	6,959	11

Total fixed maturity securities	$49,286	100%	$55,027	100%	$60,480	100%	$61,274	100%	$61,649	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$578	$580	$1,158	$590	$614	$608	$599	$2,411
Fixed maturity securities - non-taxable	1	1	2	2	2	1	2	7
Equity securities	2	2	4	2	2	2	3	9
Commercial mortgage loans	78	81	159	102	93	103	78	376
Policy loans	51	50	101	52	47	40	50	189
Limited partnerships	32	7	39	79	59	54	31	223
Other invested assets	66	63	129	62	63	58	58	241
Cash, cash equivalents, restricted cash and short-term investments	1	—	1	—	1	—	—	1

Gross investment income before expenses and fees	809	784	1,593	889	881	866	821	3,457
Expenses and fees	(22)	(20)	(42)	(23)	(22)	(22)	(20)	(87)

Net investment income	$787	$764	$1,551	$866	$859	$844	$801	$3,370

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.4%	4.5%	4.5%	4.6%	4.6%	4.5%	4.5%
Fixed maturity securities - non-taxable	3.6%	3.6%	3.6%	6.7%	6.3%	3.1%	6.3%	5.6%
Equity securities	3.4%	3.7%	3.6%	4.5%	5.3%	4.1%	3.8%	4.0%
Commercial mortgage loans	4.5%	4.7%	4.6%	5.9%	5.4%	6.0%	4.6%	5.5%
Policy loans	9.7%	9.8%	9.7%	10.1%	9.1%	7.9%	10.1%	9.3%
Limited partnerships(1)	6.2%	1.4%	3.9%	18.0%	15.9%	17.2%	11.2%	15.7%
Other invested assets(2)	62.6%	64.8%	63.2%	71.9%	79.5%	68.6%	65.0%	69.7%
Cash, cash equivalents, restricted cash and short-term investments	0.3%	—%	0.1%	—%	0.2%	—%	—%	—%

Gross investment income before expenses and fees	4.9%	4.8%	4.9%	5.4%	5.3%	5.2%	5.0%	5.2%
Expenses and fees	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%

Net investment income	4.8%	4.7%	4.8%	5.3%	5.2%	5.1%	4.8%	5.1%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2022			2021
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(2)	$(12)	$(14)	$28	$8	$2	$4	$42
U.S. government, agencies and government-sponsored enterprises	—	6	6	—	—	—	—	—
Foreign corporate	(1)	(2)	(3)	10	1	(2)	1	10
Foreign government	—	—	—	—	(1)	1	—	—
Mortgage-backed securities	(1)	—	(1)	3	3	—	(1)	5

Total net realized gains (losses) on available-for-sale securities	(4)	(8)	(12)	41	11	1	4	57
Net realized gains (losses) on equity securities sold	—	—	—	—	—	(2)	(5)	(7)
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—	3	3

Total net realized investment gains (losses)	(4)	(8)	(12)	41	11	(1)	2	53

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	—	—	—	—	(4)	(2)	(6)
Write-down of available-for-sale fixed maturity securities	—	(2)	(2)	—	—	—	(1)	(1)
Net unrealized gains (losses) on equity securities still held	(27)	(6)	(33)	4	(1)	6	(8)	1
Net unrealized gains (losses) on limited partnerships	24	35	59	90	75	65	34	264
Commercial mortgage loans	2	1	3	(4)	3	(1)	(1)	(3)
Derivative instruments	9	4	13	5	(3)	4	8	14
Other	4	4	8	(4)	3	1	1	1

Net investment gains (losses), gross	8	28	36	132	88	70	33	323
Adjustment for DAC and other intangible amortization and certain benefit reserves	2	—	2	1	—	—	—	1

Net investment gains (losses), net	$10	$28	$38	$133	$88	$70	$33	$324

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$807	$866	$904	$1,008	$1,112
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,643	$11,467	$11,286	$11,079	$10,823
U.S. GAAP Basis ROE (1)/(2)	6.9%	7.6%	8.0%	9.1%	10.3%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$710	$728	$765	$789	$675
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,643	$11,467	$11,286	$11,079	$10,823
Operating ROE (1)/(2)	6.1%	6.3%	6.8%	7.1%	6.2%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$181	$149	$163	$314	$240
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,881	$11,723	$11,563	$11,403	$11,207
Annualized U.S. GAAP Quarterly Basis ROE (3)/(4)	6.1%	5.1%	5.6%	11.0%	8.6%

Operating ROE
Adjusted operating income for the period ended(3)	$176	$131	$164	$239	$194
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,881	$11,723	$11,563	$11,403	$11,207
Annualized Operating Quarterly Basis ROE (3)/(4)	5.9%	4.5%	5.7%	8.4%	6.9%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2022			2021
	GAAP Basis Expense Ratio	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$589	$271	$860	$354	$290	$304	$275	$1,223
(B)	Premiums	$927	$931	$1,858	$576	$944	$947	$968	$3,435

(A) / (B)	GAAP Basis Expense Ratio	64%	29%	46%	61%	31%	32%	28%	36%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$589	$271	$860	$354	$290	$304	$275	$1,223
	Less: Reinsurance recapture payment(1)	365	—	365	—	—	—	—	—
	Less: Legal settlement expenses(2)	6	43	49	59	57	70	23	209

(C)	Adjusted acquisition and operating expenses, net of deferrals	$218	$228	$446	$295	$233	$234	$252	$1,014

	Premiums	$927	$931	$1,858	$576	$944	$947	$968	$3,435
	Add: Policy fees and other income	159	169	328	162	179	180	183	704
	Add: Initial ceded premiums from a life block transaction(3)	—	—	—	360	—	—	—	360

(D)	Adjusted revenues	$1,086	$1,100	$2,186	$1,098	$1,123	$1,127	$1,151	$4,499

(C) / (D)	Adjusted expense ratio(4)	20%	21%	20%	27%	21%	21%	22%	23%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income and premiums initially ceded under life block transactions. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax impact of expenses related to policyholder benefit reduction elections made as part of a legal settlement in the company’s long-term care insurance business, which includes cash damages of $6 million, $43 million, $54 million, $50 million, $61 million and $20 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

(3)

In the fourth quarter of 2021, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies as part of a life block transaction. Under this new reinsurance agreement, the company initially ceded $360 million of certain term life insurance premiums.

(4)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2022

Reconciliation of Reported Yield to Core Yield

		2022			2021
	(Assets - amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$63.2	$68.2	$63.2	$73.8	$74.7	$75.2	$72.9	$73.8
	Subtract:
	Securities lending	—	—	—	—	—	0.1	0.1	—
	Unrealized gains (losses)	(1.9)	3.0	(1.9)	8.2	8.5	8.9	6.9	8.2

	Adjusted end of period invested assets and cash	$65.1	$65.2	$65.1	$65.6	$66.2	$66.2	$65.9	$65.6

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$65.2	$65.4	$65.3	$65.9	$66.2	$66.1	$66.2	$66.1

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$787	$764	$1,551	$866	$859	$844	$801	$3,370
	Subtract:
	Bond calls and commercial mortgage loan prepayments	7	10	17	38	43	39	15	135
	Other non-core items(1)	—	—	—	2	(4)	3	2	3

(C)	Core Net Investment Income	$780	$754	$1,534	$826	$820	$802	$784	$3,232

(B) / (A)	Reported Yield	4.83%	4.67%	4.75%	5.26%	5.19%	5.11%	4.84%	5.10%
(C) / (A)	Core Yield	4.79%	4.61%	4.70%	5.01%	4.95%	4.85%	4.73%	4.89%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.